                                                                   Exhibit 10.32


                               AMENDMENT NUMBER 1

                                     TO THE

                AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT

         Reference is made to the Amended and Restated Purchasers Rights Agreement (the "Agreement"), dated as of August 5, 1999, by and among Birch Telecom, Inc., a Delaware corporation (the "Company"), and certain purchasers of the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock (together, the "Series Preferred"), and of the Company's Common Stock (the "Common Stock") (including the purchasers of the Common Shares), and certain holders of stock options, each as set forth on Exhibit A to the Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Agreement. This is the first amendment (the "Amendment") to the Agreement.

         WHEREAS, the Agreement may be amended or modified only upon the written consent of the Company and the Purchasers holding (i) at least 50% of the Common Shares, voting together as a single class, (ii) at least 50% of the Series B Preferred Stock, voting together as a single class, (iii) at least 50% of the Series C Preferred Stock, voting together as a single class, (iv) at least 50% of the Series D Preferred Stock, voting together as a single class, (v) at least 50% of the Series E Preferred Stock, voting together as a single class and (vi) at least 50% of the Series F Preferred Stock, voting together as a single class (collectively, the "Amending Purchasers");

         WHEREAS, the Amending Purchasers have determined that it is in the best interests of the Company to increase the size of the Company's Board of Directors to 11 members; and

         WHEREAS, the Amending Purchasers wish to amend the Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Section 8.1 of the Agreement is hereby amended by deleting clause
(a) and inserting the following clause (a) in lieu thereof:

                  (a) SIZE. Commencing on March 23, 2000, the Company and the Purchasers agree to take any actions necessary so that the Board will be comprised of eleven (11) directors. The Company and the Purchasers agree to take any actions necessary so that, as of March 23, 2000, the Series F Directors shall consist of Adam H. Clammer, James H. Greene, Jr., Henry R. Kravis, Alexander Navab, Jr. and George R. Roberts, the Other Series Preferred Directors shall consist of Henry H. Bradley and Thomas R. Palmer, the Common Director shall be David E. Scott, the Other Directors shall be Mory Ejabat and Richard A. Jalkut, and there shall be one vacancy. The Company and the Purchasers also agree to take any actions necessary so that, as soon as practicable, an independent director nominated by Mr. Scott and approved by the Series F Directors (such approval not to be unreasonably withheld) is appointed or elected to the Board.

         2. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement. This Amendment may be executed by facsimile signature(s).

         3. This Amendment, together with the Agreement and the exhibits thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof; PROVIDED that the parties to this Amendment acknowledge and agree that the rights, restrictions and obligations set forth in this Amendment and in the Agreement are in addition to, and not in replacement of, the rights, restrictions and obligations set forth in the Purchase Agreement, Restated Certificate and the Management Stockholder Agreements.

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                    WHITE PINES LIMITED PARTNERSHIP I


                                    By:  /s/ AUTHORIZED SIGNATORY
                                         -------------------------------
                                    Name:  _____________________________
                                    Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                        989,128
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                    PACIFIC CAPITAL, L.P.


                                    By:  /s/ AUTHORIZED SIGNATORY
                                         -------------------------------
                                    Name:  _____________________________
                                    Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                        1,219,925
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                    ADVANTAGE CAPITAL MISSOURI
                                    PARTNERS I, L.P.


                                    By:  /s/ AUTHORIZED SIGNATORY
                                         -------------------------------
                                    Name:  _____________________________
                                    Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                       1,318,750
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                        145,550
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          ADVANTAGE CAPITAL MISSOURI
                                          PARTNERS II, L.P.


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                        417,450
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ BRADLEY A. MOLINE
                                          -------------------------------
                                          Bradley A. Moline


Number of shares held:

Common Stock:                                    297,932
Series B Preferred Stock:                         69,234
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          NEWS-PRESS & GAZETTE COMPANY


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                       1,648,438
Series C Preferred Stock:                       1,582,500
Series D Preferred Stock:                        222,222
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                        /s/ HENRY H. BRADLEY
                                        ----------------------------------------
                                        Henry H. Bradley, as custodian for
                                        Katherine Elizabeth Bradley under the
                                        Missouri Uniform Transfers to Minors Act


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                         32,969
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                         11,111
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                     /s/ HENRY H. BRADLEY
                                     -------------------------------------------
                                     Henry H. Bradley, as custodian for Stephane
                                     Suzanne Bradley under the Missouri
                                     Uniform Transfers to Minors Act.


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                         32,969
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                         11,111
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                        /s/ HENRY H. BRADLEY
                                        ----------------------------------------
                                        Henry H. Bradley, as custodian for David
                                        Bradley, III under the Missouri Uniform
                                        Transfers to Minors Act.


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                         32,969
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                         11,111
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.

                                          BTI Ventures L.L.C.


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock                        13,333,334

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          BTI Ventures L.L.C.


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock                        13,333,334

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ DAVID E. SCOTT
                                          ------------------------------
                                          David E. Scott


Number of shares held:

Common Stock:                                   1,190,768
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                        189,900
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ DAVID W. VRANICAR
                                          ------------------------------
                                          David W. Vranicar


Number of shares held:

Common Stock:                                    316,780
Series B Preferred Stock:                         36,266
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ GREGORY C. LAWHON
                                          ----------------------------
                                          Gregory C. Lawhon


Number of shares held:

Common Stock:                                    380,137
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ JEFFREY D. SHACKELFORD
                                          ---------------------------------
                                          Jeffrey D. Shackelford


Number of shares held:

Common Stock:                                    794,162
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                        126,600
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          KCEP I, L.P.


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                        945,108
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                        111,111
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          KCEP VENTURES II, L.P.


                                          By:  /s/ AUTHORIZED SIGNATORY
                                               -------------------------------
                                          Name:  _____________________________
                                          Title:  ____________________________


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                        555,556
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          STEPHEN LOCKWOOD SAUDER REVOCABLE
                                          TRUST DTD MARCH 1, 1976


                                          /s/ STEPHEN L. SAUDER
                                          ----------------------------------
                                          Stephen L. Sauder, Trustee


                                          /s/ PAULA KAY FRIESEN SAUDER
                                          ----------------------------------
                                          Paula Kay Friesen Sauder, Trustee


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                       1,544,788
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.

                                          PAULA KAY FRIESEN SAUDER REVOCABLE
                                          TRUST DTD MARCH 1, 1976


                                          /s/ STEPHEN L. SAUDER
                                          ----------------------------------
                                          Stephen L. Sauder, Trustee


                                          /s/ PAULA KAY FRIESEN SAUDER
                                          ----------------------------------
                                          Paula Kay Friesen Sauder, Trustee


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                          -0-
Series C Preferred Stock:                       1,544,787
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-

      IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of this 23rd day of March, 2000.


                                          /s/ STEPHEN L. SAUDER
                                          -----------------------------
                                          Stephen L. Sauder


Number of shares held:

Common Stock:                                      -0-
Series B Preferred Stock:                         19,781
Series C Preferred Stock:                          -0-
Series D Preferred Stock:                          -0-
Series F Preferred Stock:                          -0-